RESCUE-ALS Phase 2 Trial Topline Results Phase 2 Results Exhibit 99.6

Disclosures & Acknowledgements Robert Glanzman, MD FAAN is an employee of Clene Nanomedicine, Inc. Funding support from FightMND Australia is gratefully acknowledged We thank ALS patients and their caregivers for participating in RESCUE-ALS Presenting on behalf of trial investigators

CNM-Au8 Nanocrystal Mechanistic Effects Improved Energy Production and Utilization Promotes Neuroprotection and Remyelination Oral CNM-Au8 | Improves Energy Production to Promote Neuroprotection and Remyelination

RESCUE-ALS | Design & Baseline Demographics Baseline Value mean (sd) Age (yrs) Sex n, (%) Male | Female Onset Site n, (%) Limb | Bulbar Months from Onset FVC (% pred.) ALSFRS-R Score ENCALS Risk Profile1 MUNIX Sum All (n=45) 59.1 (12.3) M: 26 (58%) F: 19 (42%) L: 33 (73%) B: 12 (27%) 15.8 (9.3) 81.5 (16.7) 38.7 (6.0) -4.4 (1.8) 378.2 (175.3) CNM-Au8 30mg (n=23) 57.0 (13.3) M: 13 (57%) F: 10 (43%) L: 16 (70%) B: 7 (30%) 15.5 (7.6) 84.5 (18.3) 38.6 (6.6) -4.6 (1.7) 380.2 (198.0) Placebo (n=22) 61.3 (10.9) M: 13 (59%) F: 9 (41%) L: 17 (77%) B: 5 (23%) 16.1 (10.9) 78.2 (14.5) 38.8 (5.4) -4.2 (1.8) 376.2 (152.7) 36-Week Blinded Treatment Period with Long-Term Open-Label Extension Screening (4-weeks) Baseline Wk12 Wk36 Wk24 Wk48 Wk60 Wk72 Wk84 Wk96 Wk108+ Double-Blind Period Long-Term Open Label Extension

Evidence for Motor Neuron Protection Primary Endpoint (MUNIX %, LS Mean Change) All Randomized All Placebo Limited Rate of MUNIX Decline in Bulbar Onset Insufficient Spinal Cord Lower Motor Neuron Progression in Early Bulbar Trial Participants RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc. +45%

Significant Impact on ALSFRS-R Decline Exploratory (ALSFRS-R Responder Analysis, < 6-point decline) All Randomized All Bulbar All Limb Sensitivity Analysis RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

Significant Quality of Life Improvement Exploratory (ALS Specific QOL-SF) All Randomized RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

Significant Impact on Disease Progression Exploratory Endpoint (Disease Progression) 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube All Bulbar All Limb Sensitivity RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc. All Randomized

Joint Rank Trend | Survival & ALSFRS-R Scoring Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8.  ALSFRS-R Decline Survival CAFS All Randomized Exploratory Endpoint Pre-specified (Combined Assessment of Survival and Function [CAFS]) Score participants based on relative function or time of death

Impact on Long-Term Survival All Randomized All OLE Participants (CNM-Au8 Treated)

Impact on Long-Term Survival | by Randomization Group All CNM-Au8 Randomized All Placebo Randomized

Safety Summary | Well Tolerated & No Safety Signals Data on File, Clene Nanomedicine, Inc. No CNM-Au8 related serious adverse events (SAEs) No CNM-Au8 related drug discontinuations No imbalances in treatment emergent adverse event (TEAEs) by system organ classification TEAEs were predominantly mild-to-moderate and transient Most common TEAEs associated with CNM-Au8 (aspiration pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2)

Conclusions Evidence of CNM-Au8 therapeutic efficacy Improved survival Significant slowing in disease progression Significant reduction in functional decline Significant improvement in quality of life Preservation of lower motor neurons CNM-Au8, well tolerated and safe in ALS Larger clinical trial underway